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                                                           Exhibit 99.906 CERT

                        State Street Research Capital Trust
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Capital Trust, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSRS for the six months ended March 31, 2004 (the "N-CSRS") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSRS fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSRS, the financial statements filed with the N-CSRS or otherwise "filed" for any purpose.

Date: May 28, 2004


                                          /s/ Douglas A. Romich
                                          Douglas A. Romich
                                          Treasurer

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                        State Street Research Capital Trust
                                  Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
            (Subsections (a) and (b) of Section 1350, Chapter 63 of
                         Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the State Street Research Capital Trust, a Massachusetts business trust, (the "Trust"), does hereby certify that the Trust's report on Form N-CSRS for the six months ended March 31, 2004 (the "N-CSRS") fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the N-CSRS fairly presents, in all material respects, the financial condition and the results of operations of the Trust. This certification is provided solely pursuant to 18 U.S.C. 1350 and shall not be deemed a part of the N-CSRS, the financial statements filed with the N-CSRS or otherwise "filed" for any purpose.

Date: May 28, 2004


                                /s/ Richard S. Davis
                                Richard S. Davis
                                President, Chairman and Chief Executive Officer